SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 4, 2004

                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                 1-11140                94-3035367
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


       221 Lathrop Way, Suite I
       Sacramento, California                                     95815
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       (Address of Principal Executive Offices)                 (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         The following information, including Exhibit 99.1 and the information therefrom incorporated herein by reference, is being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

         On November 4, 2004 the Company issued a press release announcing its results of operations for the Company's third quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

(a) Financial Statements of Business Acquired:  None

(b) Pro Forma Financial Information:            None

(c) Exhibits:

    99.1 The Company's press release dated November 4, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 4, 2004             OPHTHALMIC IMAGING SYSTEMS


                                      By: /s/ Ariel Shenhar
                                          --------------------------------------
                                          Name:  Ariel Shenhar
                                          Title: Chief Financial Officer, Vice
                                                 President, and Secretary

























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                                  EXHIBIT INDEX
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Exhibit
Number               Description
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99.1                 Press Release of the registrant dated November 4, 2004.